UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

GLOBAL BOATWORKS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-55646	81-0750562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1707 North Charles Street, Suite 200A, Baltimore, Maryland	21201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 458-9967

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 6, 2021, Global Boatworks Holdings, Inc., a Florida corporation (the “Company”) notified Daszkal Bolton LLP (“Daszkal”) that it had been dismissed as the Company’s independent registered public accounting firm and elected on August 4, 2021 to engage Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2020. The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

Daszkal was engaged as the Company’s independent registered public accounting firm on May 28, 2020, replacing Salberg & Company, P.A. (“Salberg”). Daszkal issued an audit report on the Company’s subsidiary, R3 Score Technologies, Inc., a Delaware corporation (“R3Score”), pursuant to a Share Exchange Agreement between the Company and the shareholders of R3Score. Such report was filed in a Form 8-K/A on December 31, 2020. Daszkal has not issued an audit report on the Company’s financial statements for the fiscal year ended December 31, 2020.

Salberg’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the inclusion of an explanatory paragraph related to substantial doubt about the ability to continue as a going concern.

Since the appointment of Daszkal on May 28, 2020 until its dismissal, there was no disagreement with Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Daszkal ever presented a written report, or otherwise communicated in  writing to the Company or its board of directors the existence of any “disagreement” or “reportable event” within the meaning of Item 304 of Regulation S-K.

The Company provided Daszkal with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Daszkal furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and if not, stating the respects in which it does not agree.

During the two most recent fiscal years and through the date of the Company’s engagement of RRBB, neither the Company nor anyone on its behalf consulted RRBB regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that RRBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue;  or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Prior to engaging RRBB, RRBB did not provide the Company nor anyone on its behalf with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage RRBB as its independent accounting firm.

Item 9.01.

Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

16.01	Letter of Daszkal Bolton LLP dated August 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC.

Date: August 10, 2021 By: /s/ Laurin Leonard LAURIN LEONARD Chief Executive Officer, Director (Principal Executive Officer)

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